                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKING GROWTH OF CAPITAL.

KEMPER
TECHNOLOGY FUND


              "... The best and brightest technology companies are
            pioneers, and the technology sector is fast-paced. We're always finding ourselves on new ground ... This presents additional challenges, but also additional opportunities. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF
INVESTMENTS
15
REPORT OF
INDEPENDENT AUDITORS
16
FINANCIAL STATEMENTS
18
NOTES TO
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                       8.21%
CLASS B                                                       7.24%
CLASS C                                                       7.57%
LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY AVERAGE*          10.01%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

Investments by the fund in emerging technology companies present greater risk than investments in more established companies.


--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  10/31/98   10/31/97
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
CLASS A                           $11.77     $13.13
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
CLASS B                           $11.03     $12.54
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
CLASS C                           $11.17     $12.64
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
KEMPER TECHNOLOGY
FUND RANKINGS AS OF 10/31/98
--------------------------------------------------------------------------------
COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY*

                    CLASS A              CLASS B           CLASS C
--------------------------------------------------------------------------------
1-YEAR              #38 of 69 FUNDS      #40 of 69 FUNDS   #39 of 69 FUNDS
--------------------------------------------------------------------------------
5-YEAR              #11 of 19 FUNDS             N/A               N/A
--------------------------------------------------------------------------------
10-YEAR             #11 of 12 FUNDS             N/A               N/A
--------------------------------------------------------------------------------
15-YEAR              #4 of 7 FUNDS              N/A               N/A
--------------------------------------------------------------------------------
20-YEAR              #2 of 3 FUNDS              N/A               N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE YEAR ENDED OCTOBER 31,1998, KEMPER TECHNOLOGY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN         $0.09     $0.09     $0.09
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN          $2.05     $2.05     $2.05
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MATURITY/QUALITY DIAGRAM]

Source: Data provided by Morningstar, Inc., Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's port- folio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Morningstar has placed Kemper Technology Fund in the Specialty-Technology Category. Please consult the prospectus for a description of investment policies.

BOTTOM-UP An investment strategy that focuses on stock selection. Sector weightings are the result of the individual stock selection. In contrast, a top-down strategy first focuses on determining sector allocations.

MULTIPLE Synonym for price-to-earnings ratio. The price of a stock divided by its earnings per share. The statistic is a measure of how much an investor is paying for the company's earnings power.

LIQUIDITY The ease with which assets can be converted to cash without loss in value.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market or economy.

YEAR 2000 CRISIS Refers to the concern that computers will interpret "year 2000" as "1900," causing a widespread crisis at the turn of the century. Commonly abbreviated as Y2K.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[CHESTER PHOTO]

TRACY MCCORMICK CHESTER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND IS A MANAGING DIRECTOR. SHE IS ALSO A VICE PRESIDENT AND LEAD PORTFOLIO MANAGER OF KEMPER TECHNOLOGY FUND. MCCORMICK CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IT'S BEEN A VOLATILE YEAR FOR THE STOCK MARKET. LEAD PORTFOLIO MANAGER TRACY MCCORMICK CHESTER DISCUSSES THE MARKET CLIMATE AND ITS IMPACT ON TECHNOLOGY STOCKS, HOW SHE POSITIONED THE FUND DURING A TURBULENT TIME AND HER OUTLOOK ON TECHNOLOGY-STOCK OPPORTUNITIES.



Q     THE YEAR WAS CHARACTERIZED BY MARKET VOLATILITY, AND TECHNOLOGY IS A
PARTICULARLY AGGRESSIVE SECTOR. COULD YOU HIGHLIGHT SOME OF THE KEY EVENTS AND THEMES THAT SHAPED THE PAST FISCAL YEAR?

A     The past fiscal year has been far from quiet. The markets have been very volatile overall, with technology stocks among those that moved most dramatically in a constantly changing market climate.

  As we entered the fiscal year last November, technology stocks had their work cut out for them. On October 27, 1997 -- now referred to as Gray
Monday -- instability in Southeast Asia triggered a one-day slide in the U.S. stock market. Technology stocks were among those most punished. The market perceived that technology stocks were particularly susceptible to Asian economic weakness. Many technology stocks are based in Asia, have operations located in Asia, or are tied to Asia through extensive imports or exports.

  The markets recovered quickly from the October 1997 meltdown and rallied through the first quarter. Strong domestic corporate earnings announcements and bailout plans for the flagging Asian economies propelled this upbeat period. Technology stocks experienced mixed fortunes during this period. Many bounced back briskly, but others struggled in the climate of uncertainty. Because of their perceived greater exposure to Asia, component-based stocks were rewarded less than software, services and telecommunications. Investors were very apprehensive of technology stocks that fell short of earnings, and stocks that disappointed often dropped precipitously. Overall, investors preferred large stocks that offered perceived safety, such as consumer nondurable and pharmaceutical stocks.

  The rally slowed markedly in the second quarter, as it became clear that the Asian economic crisis had not fully unwound. The potential impact on our domestic economy was still unclear. In August, the Russian debt default triggered a fevered and broad-based sell-off. There was no safe haven, though technology stocks held up better than financial services stocks. In the wake of August's downturn, investors returned to the market quickly. Technology participated in this rebound, with many stocks posting strong returns in September and October. Component-based technology began to move upwards, and many smaller-cap names joined the rally.

  At the end of the fiscal year, the climate is marked with volatility, just as it was at the start. Technology stocks, along with the market as a whole, continue to struggle with the potential impact of global economic weakness. Year 2000 (see Terms to Know) raises additional questions, while concerns about decreased capital spending also hover.

Q     HOW DID THE FUND PERFORM IN THIS UNCERTAIN CLIMATE?

A     For the year ended October 31, 1998, Kemper Technology Fund gained 8.21 percent (Class A shares, unadjusted for any sales charge). The fund finished the fiscal year a bit behind the Lipper Science and Technology category average of
10.01 percent. Given the market conditions and the inherent volatility of technology stocks, we feel that the fund posted a respectable return. Certainly,

PERFORMANCE UPDATE

however, we strive to surpass the category average over the long-term.

Q     THE TECHNOLOGY INDUSTRY IS RAPIDLY CHANGING AND INVESTMENTS IN TECHNOLOGY
STOCKS ENTAIL AN ADDED DEGREE OF VOLATILITY. IN LIGHT OF THESE FACTORS, WHAT ARE THE CRITERIA THAT YOU USE TO SELECT TECHNOLOGY STOCKS?

A     The best and brightest technology companies are pioneers, and the technology sector is fast-paced. We're always finding ourselves on new ground. The product cycles can be very short, with stock prices moving up and down very quickly. This presents additional challenges, but also additional opportunities.

  To pursue the potential of cutting-edge technology, we rely on research and a disciplined, price-conscious stock-selection strategy. We follow a bottom-up approach (see Terms to Know), and evaluate numerous factors when analyzing stocks and industries. We scrutinize historical and projected earnings growth, market niche and stock prices. Our research seeks to target innovative, well-managed, quality companies with strong growth and earnings potential. We want to steer clear of trendy, fad-driven stocks. In order to make the grade, a stock needs to demonstrate staying power. Also, it's absolutely essential for a stock to be trading at a reasonable price.

  We also add value for our shareholders by not getting caught up in the buzz and emotion surrounding a stock, focusing instead on company fundamentals and growth prospects. While we pay close attention to the whispers on Wall Street in order to gauge investor emotion, we rely on our independent research. We adhere to a rigorous buy-and-sell discipline, striving to purchase the most compelling stocks when their prices come into our range and to trim stocks as they reach their targets.

Q     AS A TECHNOLOGY FUND MANAGER, CAN YOU ALSO BE RISK CONSCIOUS?

A     Technology funds are designed for more aggressive investors who are comfortable with the higher degree of risk that sector-specific funds entail. Within that framework, we still strive to not expose the fund to unnecessary risk. To that end, we place a premium on liquidity and quality companies. The portfolio is diversified among a variety of technology stocks. We've also used health care and media-oriented technology stocks as defensive diversifiers. Currently, however, we feel that the valuations of more "classic" technology stocks -- such as computer, software and telecommunications -- present ample opportunities.

Q     COULD YOU GIVE US SOME EXAMPLES OF YOUR STOCK-PICKING DISCIPLINE IN
ACTION?

A     Certainly. Texas Instruments is a company that shows many of the potential growth catalysts we seek. The stock trades at attractive valuations and has a demonstrated history as a global industry leader. Now, Texas Instruments has exited the computer chip memory market, and is honing its focus to take advantage of the increased need for digital signal processing. We feel that this transition has the potential to be a multiple enhancer (see Terms to Know) for the stock.

  Seagate Technology also typifies our approach. Seagate is a disk-drive manufacturer, with an appealing stock price. We're backing the stock with considerable conviction. The firm has brought in new management, and has spun off its software business, to build its core disk-drive operations. Our analysis seems to be paying off -- Seagate has started to pick up speed.

  Motorola is another reasonably priced stock that meets our criteria. The firm is underfollowed by Wall Street, so we feel that it's a good example of how our research can lead us to opportunity ahead of the pack. Motorola has many of the traits that signal solid long-term growth potential. Also, Motorola's management is refining the firm's direction and consolidating operations. Given its resources and market and industry conditions, we feel that Motorola's decision to target semiconductor development demonstrates foresight. The firm seems to be turning a corner, posting positive earnings after several quarters of falling short.

Q     LOOKING BACK OVER THE YEAR, WERE THERE ANY ELEMENTS THAT HINDERED RELATIVE
PERFORMANCE?

A     We remain skeptical of most Internet stocks, many of which have skyrocketed during the fiscal year. Despite the short-term performance of these stocks, we don't feel that there are many suitable choices that are in keeping with our price-conscious approach. The vast majority of Internet companies have not yet demonstrated that they can consistently deliver the earnings growth that would justify their high stock prices. Search-engine firms are a prime example of these sorts of untested enterprises. However, the fund does hold America On-Line, one of the more tested and compelling Internet companies. We also gain sensible exposure to the potential of the Internet through stocks such as Cisco Systems, a well-diversified global company that derives a portion of revenues from Internet-related operations.

  Also, the fund's performance would likely have benefited from more aggressive exposure to small-capitalization technology stocks. Many smaller-cap names have bounced back nicely and show

PERFORMANCE UPDATE


strong momentum. When considering initial public offerings and small-cap stocks, we balance our desire for liquidity with the earnings potential of the stocks. In this case, we feel we were a bit too cautious.

  Among individual stocks, hindsight indicates that we were premature in reducing the fund's position in Dell Computer, a global leader in personal-computer manufacturing and marketing. We were concerned that valuations were becoming too high. However, the stock hasn't lost any steam. Additionally, Parametric Technology, a software firm, and Alcatel, a French telecommunications company, were stocks that fell short of their anticipated growth potential. We have eliminated Alcatel and have a small position remaining in Parametric Technology in the portfolio.

Q     HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF TECHNOLOGY
OPPORTUNITIES?

A     We're finding many attractive opportunities in semiconductor and component stocks, such as Motorola, Micron Technology and Linear Technology. As a group, the sector has suffered through downward earnings revisions, and there are indications that the worst could be behind them.

  We maintain a large position in computer systems and hardware. We favor quality companies, such as Sun Microsystems, International Business Machines and Compaq Computers. These are industry leaders with a demonstrated ability to meet the challenges of the global marketplace. We're finding opportunities in storage firms, such as Storage Technology, Seagate Technology and Legato Systems.

  Compared to many technology benchmarks, we're underweighted in networking stocks. We would be comfortable bolstering our exposure to networking stocks if we find more attractively valued names. Cable television, contract manufacturing and communications stocks also present possibilities and we're keeping our eyes peeled for compelling opportunities.

Q     ARE THERE AREAS THAT ARE LESS APPEALING?

A     We're less enthusiastic about valuations of many software stocks. In the wake of the Asian economic meltdown, investors favored software stocks over commodity-based names. However, we feel that these stocks could be trading at unsustainable high valuations. While the outlook for semiconductors and components improves, a rough patch could be around the bend for some software stocks. In the software arena, therefore, we're taking an especially cautious approach, trimming our exposure since springtime. Stocks that continue to satisfy our criteria include Microsoft. As their prices corrected, we also added Computer Associates and Oracle Systems.

  The growth potential of stocks within the information-technology subsector is also a source of concern. We have been paring back our position throughout the year, anticipating that rather than increasing information technology, many companies will channel resources into resolving Year 2000 issues. Also, as financial-service firms tighten their belts, they may greatly scale back their allocations for information technology.

Q     AS YOU MANAGE THE PORTFOLIO, DO YOU CONSIDER TAX CONSEQUENCES?

A     Nobody likes taxes, including portfolio managers! Throughout the year, and especially toward the end of the year, we monitor the portfolio carefully for capital gains exposure. Actively managed portfolios always entail potential capital gains exposure. Whenever possible, we seek to offset gains with losses. However, it's important to remember a capital gain can be the result of making timely decisions to sell securities and take profits. During the past fiscal year, there were several cases when our sell discipline prompted us to exit stocks at highs, before they began to decline. In such instances, capital gains can be viewed as a bit of a dark lining to a silver cloud.

Q     JAMES BURKART WAS RECENTLY NAMED AS A PORTFOLIO MANAGER FOR KEMPER
TECHNOLOGY FUND. COULD YOU TELL US ABOUT HIM?

A     Certainly. We're very pleased to have James Burkart on the portfolio management team. Previously a technology fund manager with Northern Trust Company, Jim brings almost two decades of investment industry experience to Kemper Technology Fund. He is a great addition to the group of analysts, researchers and traders who are already contributing their expertise to the fund.

Q     THE PAST FISCAL YEAR HAS BEEN EXTREMELY FAST PACED. DO YOU THINK THAT
INVESTORS WILL BE ABLE TO TAKE A BREATHER ANYTIME SOON?

A     Investing in technology stocks will always involve a higher-than-average degree of volatility. Also, I think that investors should be prepared for continued overall market volatility. Uncertainty looms on many fronts, including Year 2000, capital spending budgets, and international supply and demand.

  Nonetheless, volatility often presents opportunity, particularly for the disciplined, long-term investor who is armed with thorough information. As we enter the next fiscal year, we remain absolutely committed to using our resources, experience and discipline to pursue for our shareholders the long-term growth potential of technology stocks.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                      LIFE OF
                                          1-YEAR   5-YEAR   10-YEAR    CLASS
--------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS A            2.00%   16.88%    15.88%    13.06%      (since 9/7/48)
--------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS B            4.61      N/A       N/A     19.46       (since 5/31/94)
--------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS C            7.57      N/A       N/A     19.95       (since 5/31/94)
--------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
KEMPER TECHNOLOGY FUND CLASS A FROM 1/1/79 THROUGH 10/31/98
--------------------------------------------------------------------------------

                          Kemper        Russell     Standard &
                        Technology       1000       Poor's 500
                        Fund Class      Growth         Stock
                            A(1)        Index+        Index++
--------------------------------------------------------------------------------
1/1/79                      9429         10000         10000
                           10013         10647         10710
                           10201         10949         11002
                           11936         11849         11844
                           12509         12389         11861
                           12144         11737         11368
                           13361         13432         12901
                           16139         15530         14349
                           18744         17292         15710
                           17967         16831         15927
                           17089         16050         15561
                           14971         14077         13968
                           16070         15333         14937
                           14605         13688         13845
                           14336         13577         13767
                           15828         15228         15353
                           19473         18470         18155
                           21646         20218         19973
                           24452         22816         22191
                           23797         22018         22161
                           23272         22063         22250
                           21461         20287         21717
                           20956         20050         21159
                           22378         21596         23210
                           22140         21853         23646
                           23874         24047         25817
                           25009         25592         27711
                           24145         24359         26576
12/31/85                   27937         29031         31148
                           31859         33564         35541
                           32512         36315         37636
                           30051         31877         35011
                           31966         33496         36962
                           40455         41582         44854
                           41523         43153         47106
                           45730         46066         50213
                           34158         35270         38902
                           35244         36363         41114
                           38115         38318         43851
                           35775         38155         43997
                           35215         39244         45341
                           36480         41973         48552
                           38963         46199         52832
                           42498         51947         58483
                           43951         53344         59685
                           45033         51369         57890
                           49808         56367         61530
                           41441         47949         53083
                           44144         53205         57838
                           51977         62748         66228
                           49202         82146         66073
                           52801         66487         69601
12/31/91                   63724         75100         75426
                           58932         71389         73524
                           53912         70610         74919
                           53512         73718         77280
                           62968         78860         81164
                           62386         76202         84708
                           65169         76967         85116
                           70281         78126         87312
                           70330         81148         89333
                           69985         77575         85951
                           65010         76790         86312
                           74475         82891         90528
                           78315         83310         90510
                           85435         91238         99316
                          101434        100215        108786
                          115673        109316        117425
                          111807        114296        124491
                          114492        120431        131172
                          120533        128091        137053
                          129067        132701        141293
                          134842        140710        153063
                          120885        141459        157175
                          139456        168213        184595
                          167483        180854        198416
                          144433        183598        204114
                          166037        177641        232573
                          170792        185687        240248
                          150819        168814        216388
10/31/98                  159922        182386        234065

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
KEMPER TECHNOLOGY FUND CLASS B FROM 5/31/94 THROUGH 10/31/98
--------------------------------------------------------------------------------

                          Kemper        Russell     Standard &
                        Technology       1000       Poor's 500
                        Fund Class      Growth         Stock
                          B(1)          Index+        Index++
--------------------------------------------------------------------------------
5/31/94                  10000.00     10000.00      10000.00
                          9429.43      9705.00       9757.00
                         10760.80     10451.00      10234.00
                         11275.80     10529.00      10232.00
                         12261.80     15730.00      11227.00
                         14523.90     17278.00      12298.00
                         16519.20     18847.00      13274.00
12/31/95                 15923.90     19705.00      14073.00
                         16272.80     20763.00      14828.00
                         17068.30     22084.00      15493.00
                         18240.60     22878.00      15972.00
12/31/96                 18993.30     24259.00      17303.00
                         17000.10     24388.00      17768.00
                         19569.80     28001.00      20867.00
                         23441.00     31181.00      22430.00
12/31/97                 20165.20     31654.00      23074.00
                         23117.70     30627.00      26291.00
                         23740.30     32014.00      27158.00
                         20908.30     29106.00      24461.00
10/31/98                 21953.50     31445.00      26459.00

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
KEMPER TECHNOLOGY FUND CLASS C FROM 5/31/94 THROUGH 10/31/98
--------------------------------------------------------------------------------

                          Kemper        Russell     Standard &
                        Technology       1000       Poor's 500
                        Fund Class      Growth         Stock
                           C(1)          Index+        Index++
--------------------------------------------------------------------------------
5/31/94                    10000         10000         10000
                            9409          9705          9757
                           10761         10451         10234
                           11286         10529         10232
                           12272         15730         11227
                           14568         17278         12298
                           16575         18847         13274
12/31/95                   16004         19705         14073
                           16338         20763         14828
                           17161         22084         15493
                           18346         22878         15972
12/31/96                   19101         24259         17303
                           17095         24388         17768
                           19676         28001         20867
                           23572         31181         22430
12/31/97                   20269         31654         23074
                           23270         30627         26291
                           23931         32014         27158
                           21109         29106         24461
10/31/98                   22350         31445         26459

Past performance is not a guarantee of future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a CDSC of 1%. Share classes invest in the same underlying portfolio. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. When reviewing the performance chart, please note that the inception date for the Russell 1000 Growth Index is January 1, 1979. As a result, we are not able to illustrate the life of fund performance (since September 7, 1948) for Kemper Technology Fund Class A shares. In comparing the fund to the Russell 1000 Growth Index and the Standard & Poor's 500 Stock Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is TowersData.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on October 31, 1998, and on October 31, 1997.

                      [YEAR-TO-YEAR COMPARISON BAR GRAPH]

                                        KEMPER TECHNOLOGY FUND           KEMPER TECHNOLOGY FUND
                                              ON 10/31/98                     ON 10/31/97
SYSTEMS, SOFTWARE & SERVICES                      45.70%                           26.30%

ELECTRONIC PARTS                                  21.20%                           23.40%

COMMUNICATIONS                                    18.40%                           16.50%

PERSONAL COMPUTING                                 8.70%                           14.30%

LIFE SCIENCES                                      4.30%                           12.50%

INDUSTRIAL TECHNOLOGY/MISC.                        1.70%                            7.00%

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 33.9 PERCENT OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON OCTOBER 31, 1998


------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                    PERCENT

------------------------------------------------------------------------------------------------------

1.           INTERNATIONAL BUSINESS     Manufactures data processing equipment and systems in   4.3%
             MACHINES                   the information handling field, encompassing
                                        information handling systems, equipment and services
                                        to solve the increasingly complex problems of
                                        business, government, science, space exploration,
                                        defense, education, medicine and many other areas of
                                        human activity.
-------------------------------------------------------------------------------------------------------

2.           SUN MICROSYSTEMS           A provider of high performance workstations, servers    4.2%
                                        and networking software for the engineering,
                                        scientific, commercial and technical industries.
-------------------------------------------------------------------------------------------------------

3.           TEXAS INSTRUMENTS          A high technology company with sales or manufacturing   4.2%
                                        operations in over 30 countries. Products and
                                        services include semiconductors, defense electronic
                                        systems, software productivity tools, computer and
                                        peripheral products and consumer products.
-------------------------------------------------------------------------------------------------------

4.           MICROSOFT                  Develops, markets and supports a variety of             3.4%
                                        microcomputer software, operating systems, language
                                        and application programs, related books and
                                        peripheral devices.
-------------------------------------------------------------------------------------------------------

5.           SEAGATE TECHNOLOGY         Provides data storage, management, and access           3.4%
                                        products for computer and data communication systems.
                                        Leads the disc drive storage industry with more than
                                        150 rigid disk drive models.
-------------------------------------------------------------------------------------------------------

6.           CISCO                      Largest, most comprehensive supplier of routing         3.4%
             SYSTEMS                    software and related systems that direct the flow of
                                        data between local area networks.
-------------------------------------------------------------------------------------------------------

7.           COMPAQ COMPUTER            Designs, develops, manufactures and markets personal    2.9%
                                        computers for business and professional users.
-------------------------------------------------------------------------------------------------------

8.           MOTOROLA                   Manufactures electronic communications equipment and    2.9%
                                        components.
-------------------------------------------------------------------------------------------------------

9.           3COM                       Offers a broad range of global networking solutions,    2.7%
                                        such as routers, hubs, LAN switches and adapters.
-------------------------------------------------------------------------------------------------------

10.          MCI WORLDCOM               One of the largest long distance telecommunications     2.5%
                                        companies in the world, offering domestic and
                                        international voice, data and video products and
                                        services.
-------------------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998
(DOLLARS IN THOUSANDS)

                                                                                         NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON
STOCKS
ELECTRONIC
COMPONENTS--19.0%
                                             (b)Analog Devices                               300,666       $    5,976
                                             (b)Burr-Brown Corp.                             425,000            7,889
                                                Corning, Inc.                                300,000           10,894
                                                Intel Corp.                                  350,700           31,278
                                             (b)KLA-Tencor Corp.                             220,000            8,112
                                                Linear Technology Corp.                      350,000           20,869
                                             (b)Maxim Integrated Products                    450,000           16,059
                                             (b)Micron Technology, Inc.                      600,000           22,800
                                                Molex, Inc.                                  500,000           16,344
                                             (b)Novellus Systems                             250,000            9,703
                                             (b)STMicroelectronics N.V.                      200,000           12,163
                                                Texas Instruments                            812,400           51,943
                                             (b)TranSwitch Corp.                              13,423              327
                                             (b)Vitesse Semiconductor Corp.                  254,000            8,192
                                             (b)Xilinx, Inc.                                 340,000           15,183
                                                -------------------------------------------------------------------------
                                                                                                              237,732
-------------------------------------------------------------------------------------------------------------------------
PERSONAL
COMPUTING--8.0%
                                                Compaq Computer Corp.                      1,163,600           36,799
                                             (b)Dell Computer Corp.                          320,000           21,000
                                             (b)Seagate Technology, Inc.                   1,600,800           42,221
                                                -------------------------------------------------------------------------
                                                                                                              100,020
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--16.9%
                                             (b)American Tower Corp.                         435,700            9,531
                                             (b)Ascend Communications, Inc.                  400,000           19,300
                                          (a)(b)Cisco Systems                                665,665           41,937
                                             (b)Concord Communications, Inc.                 183,400            6,809
                                             (b)FORE Systems, Inc.                           500,000            7,812
                                             (b)ICG Communications, Inc.                       7,270              150
                                                Lucent Technologies, Inc.                    160,000           12,830
                                             (b)MCI WorldCom, Inc.                           569,000           31,437
                                                Motorola, Inc.                               700,000           36,400
                                             (b)Nextel Communications, Inc.                  600,000           10,875
                                          (a)(b)Socket Communications, Inc.                  134,756               59
                                             (b)3Com Corp.                                   937,500           33,809
                                                -------------------------------------------------------------------------
                                                                                                              210,949
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE--23.4%
                                             (b)America On-Line, Inc.                        225,000       $   28,589
                                             (b)BMC Software                                 300,000           14,419
                                             (b)Cadence Design Systems                       542,100           11,587
                                             (b)Citrix Systems, Inc.                         120,000            8,505
                                                Computer Associates International, Inc.      450,000           17,719
                                             (b)Dataware Technologies, Inc.                      719                2
                                             (b)EMC Corp.                                    400,000           25,750
                                             (b)Electronic Arts, Inc.                        250,000           10,281
                                             (b)Intuit, Inc.                                 480,000           24,240
                                                J.D. Edwards & Co.                           375,000           12,281
                                             (b)Legato System, Inc.                          135,000            5,282
                                             (b)Mercury Interactive Corp.                    450,000           18,675
                                             (b)Microsoft Corp.                              400,000           42,350
                                             (b)Novell, Inc.                                 960,000           14,280
                                             (b)ObjectShare, Inc.                             51,706               52
                                             (b)Oracle Systems Co.                         1,000,000           29,562
                                             (b)Parametric Technology Corp.                  350,800            5,832
                                             (b)PeopleSoft, Inc.                             140,000            2,966
                                             (b)Platinum Technology, Inc.                    215,944            3,550
                                             (b)Synopsys, Inc.                               175,000            7,919
                                             (b)VERITAS Software Corp.                       160,000            8,020
                                                -------------------------------------------------------------------------
                                                                                                              291,861
-------------------------------------------------------------------------------------------------------------------------
SYSTEMS--12.4%
                                                Hewlett-Packard Co.                          450,000           27,085
                                                International Business Machines              360,000           53,437
                                             (b)Storage Technology Corp.                     500,000           16,719
                                             (b)Sun Microsystems, Inc.                       907,500           52,862
                                                Xerox Corp.                                   50,000            4,844
                                                -------------------------------------------------------------------------
                                                                                                              154,947
-------------------------------------------------------------------------------------------------------------------------
SERVICES--7.5%
                                             (b)At Home Corp.                                150,000            6,637
                                             (b)Cambridge Technology Partners                255,000            5,642
                                             (b)Computer Sciences Corp.                      295,000           15,561
                                             (b)Convergys Corp.                              450,000            6,272
                                             (b)Getty Images, Inc.                             9,133              112
                                             (b)Liberty Media Group                          300,000           11,419
                                             (b)Sanmina Corp.                                250,000           10,250
                                             (b)Solectron Corp.                              335,000           19,179
                                             (b)SunGard Data Systems                         200,300            6,760
                                             (b)Whittman-Hart, Inc.                          600,000           11,925
                                                -------------------------------------------------------------------------
                                                                                                               93,757
-------------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES--2.9%
                                             (b)Arterial Vascular Engineering, Inc.          375,000           11,531
                                             (b)Genentech, Inc.                              100,000            7,162
                                             (b)IDX Systems Corp.                            300,000           12,712
                                          (a)(b)Med Venture Associates II, L.P.,
                                                  6.1% limited partnership interest               --            1,922
                                          (a)(b)Med Venture Associates III, L.P.,
                                                  2.7% limited partnership interest               --              150
                                             (b)Pharmos Corp.                                411,349              771
                                          (a)(b)Survivalink Corp.
                                                  common stock                               150,000              450
                                                  warrants expiring 2001                     110,000              495
                                          (a)(b)Trex Medical Corp.                            60,000              735
                                                Tyco International, Ltd.                          60                4
                                                -------------------------------------------------------------------------
                                                                                                               35,932
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL TECHNOLOGY AND
MISCELLANEOUS--1.6%

                                          (a)(b)Adams Capital Management, L.P.,                   --       $      809
                                                  3.6% limited partnership interest
                                             (b)Applied Materials, Inc.                      240,000            8,325
                                          (a)(b)Asset Management Associates 1996,
                                                L.P., 2.5% limited partnership interest           --            1,289
                                          (a)(b)Crosspoint Venture Partners 1993, L.P.,
                                                  3.1% limited partnership interest               --            3,140
                                          (a)(b)GEO Capital III, L.P.,
                                                  5.0% limited partnership interest               --              880
                                          (a)(b)GEO Capital IV, L.P.,
                                                  2.9% limited partnership interest               --            2,123
                                          (a)(b)Metrika Systems                               66,666              608
                                          (a)(b)Sevin Rosen Fund V, L.P.,
                                                  2.8% limited partnership interest               --            2,704
                                                                                     ------------------------------------
                                                                                                               19,878
                                                -------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS--91.7%
                                                (Cost: $891,322)                                            1,145,076
                                                -------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL AMOUNT   VALUE
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--7.7%
                                                Yield--5.08% to 6.20%
                                                Due--November 1998
                                                (Cost: $95,632)                                 $95,700        95,634
                                                -------------------------------------------------------------------------
                                                TOTAL INVESTMENTS--99.4%
                                                (Cost: $986,954)                                            1,240,710
                                                -------------------------------------------------------------------------
                                                CASH AND OTHER ASSETS, LESS LIABILITIES--.6%                    7,281
                                                -------------------------------------------------------------------------
                                                NET ASSETS--100%                                           $1,247,991
                                                -------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. No market quotations were available for unrestricted securities of the same class on the dates of acquisition or on October 31, 1998, with the exception of Cisco Systems and Socket Communications, Inc., which were valued at 100% of current market value. These securities are valued at fair value as determined in good faith by the Board of Trustees of the fund. At October 31, 1998, the value of the fund's restricted securities was $16,092,000, which represented 1.3% of net assets.

                                                   DATE OF                  NUMBER
SECURITY DESCRIPTION                             ACQUISITION              OF SHARES                 COST
--------------------------------------------------------------------------------------------------------------
                                                September 1997           3.6% limited
Adams Capital Management, L.P.                  to March 1998        partnership interest            $ 834,000
--------------------------------------------------------------------------------------------------------------
                                                  June 1996              2.5% limited
Asset Management Associates 1996, L.P.          to March 1998        partnership interest            1,297,198
--------------------------------------------------------------------------------------------------------------
Cisco Systems                                     April 1998             11,577 shs.            6.57 per share
--------------------------------------------------------------------------------------------------------------
                                                  April 1993             3.1% limited
Crosspoint Venture Partners 1993, L.P.          to March 1998        partnership interest            1,368,502
--------------------------------------------------------------------------------------------------------------
                                                December 1993            5.0% limited
GEO Capital III, L.P.                           to March 1998        partnership interest            1,412,178
--------------------------------------------------------------------------------------------------------------
                                                  April 1996             2.9% limited
GEO Capital IV, L.P.                            to March 1998        partnership interest            2,004,318
--------------------------------------------------------------------------------------------------------------
                                                   May 1996              6.1% limited
Med Venture Associates II, L.P.                 to March 1998        partnership interest            1,395,692
--------------------------------------------------------------------------------------------------------------
                                                                         2.7% limited
Med Venture Associates III, L.P.                September 1998       partnership interest              150,000
--------------------------------------------------------------------------------------------------------------
Metrika Systems                                  August 1997             66,666 shs.           15.00 per share
--------------------------------------------------------------------------------------------------------------
                                                  April 1996             2.8% limited
Sevin Rosen Fund V, L.P.                        to March 1998        partnership interest            2,316,938
--------------------------------------------------------------------------------------------------------------
                                                   May 1994
Socket Communications, Inc.                    to December 1994          134,756 shs.           4.62 per share
--------------------------------------------------------------------------------------------------------------
Survivalink Corp.
  common stock                                  December 1995            150,000 shs.           3.00 per share
  warrants expiring 2001                       to October 1996           110,000 shs.           4.50 per share
--------------------------------------------------------------------------------------------------------------
Trex Medical Corp.                              November 1995            60,000 shs.           10.25 per share
--------------------------------------------------------------------------------------------------------------



(b) Non-income producing security.

Based on the cost of investments of $986,954,000 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $278,716,000, the gross unrealized depreciation was $24,960,000 and the net unrealized appreciation on investments was $253,756,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TECHNOLOGY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Technology Fund, as of October 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Technology Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 14, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $986,954)                                                $1,240,710
--------------------------------------------------------------------------
Cash                                                                 1,438
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   9,452
--------------------------------------------------------------------------
  Fund shares sold                                                   2,684
--------------------------------------------------------------------------
  Dividends                                                            132
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,254,416
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                               5,123
--------------------------------------------------------------------------
  Management fee                                                       541
--------------------------------------------------------------------------
  Distribution services fee                                             85
--------------------------------------------------------------------------
  Administrative services fee                                          192
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               391
--------------------------------------------------------------------------
  Trustees' fees                                                        93
--------------------------------------------------------------------------
    Total liabilities                                                6,425
--------------------------------------------------------------------------
NET ASSETS                                                      $1,247,991
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $  902,718
--------------------------------------------------------------------------
Undistributed net realized gain on investments                      91,517
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         253,756
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,247,991
--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,083,864 / 92,083 shares outstanding)                          $11.77
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $12.49
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($127,238 / 11,537 shares outstanding)                            $11.03
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($17,500 / 1,567 shares outstanding)                              $11.17
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($19,389 / 1,635 shares outstanding)                              $11.86
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended October 31, 1998

(IN THOUSANDS)


------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends                                                     $  3,638
------------------------------------------------------------------------
  Interest                                                         3,165
------------------------------------------------------------------------
    Total investment income                                        6,803
------------------------------------------------------------------------
Expenses:
  Management fee                                                   6,842
------------------------------------------------------------------------
  Distribution services fee                                          992
------------------------------------------------------------------------
  Administrative services fee                                      2,079
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           2,172
------------------------------------------------------------------------
  Professional fees                                                   67
------------------------------------------------------------------------
  Reports to shareholders                                            295
------------------------------------------------------------------------
  Trustees' fees and other                                           113
------------------------------------------------------------------------
    Total expenses                                                12,560
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (5,757)
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments                      112,666
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            (7,862)
------------------------------------------------------------------------
Net gain on investments                                          104,804
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 99,047
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                    YEAR ENDED OCTOBER 31,
                                                                   1998                 1997
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment loss                                           $   (5,757)              (5,980)
-----------------------------------------------------------------------------------------------
  Net realized gain                                                112,666              204,378
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             (7,862)             (21,135)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                99,047              177,263
-----------------------------------------------------------------------------------------------
Distribution from net realized gain                               (198,743)            (170,339)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                       137,964              139,986
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        38,268              146,910
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
Beginning of year                                                1,209,723            1,062,813
-----------------------------------------------------------------------------------------------
END OF YEAR                                                     $1,247,991            1,209,723
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND                    Kemper Technology Fund is an open-end management
                             investment company organized as a business trust
                             under the laws of Massachusetts. The fund currently
                             offers four classes of shares. Class A shares are
                             sold to investors subject to an initial sales
                             charge. Class B shares are sold without an initial
                             sales charge but are subject to higher ongoing
                             expenses than Class A shares and a contingent
                             deferred sales charge payable upon certain
                             redemptions. Class B shares automatically convert
                             to Class A shares six years after issuance. Class C
                             shares are sold without an initial sales charge but
                             are subject to higher ongoing expenses than Class A
                             shares and a contingent deferred sales charge
                             payable upon certain redemptions within one year of
                             purchase. Class C shares do not convert into
                             another class. Class I shares are sold to a limited
                             group of investors, are not subject to initial or
                             contingent deferred sales charges and have lower
                             ongoing expenses than other classes. Differences in
                             class expenses will result in the payment of
                             different per share income dividends by class. All
                             shares of the fund have equal rights with respect
                             to voting, dividends and assets, subject to class
                             specific preferences.
--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on the Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

 NOTES TO FINANCIAL STATEMENTS



                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to November 1, 1997, the fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of November 1, 1997, the fund discontinued using equalization. This change has no effect on the fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to increase undistributed net investment income and decrease paid-in-capital previously reported through October 31, 1997 by $2,057,000.

--------------------------------------------------------------------------------
3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $6,842,000 for the year ended October 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI).

NOTES TO FINANCIAL STATEMENTS

                             Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                      COMMISSIONS ALLOWED
                                                                                            BY KDI
                                                                COMMISSIONS      -----------------------------
                                                              RETAINED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                              ---------------    ------------    -------------
                             Year ended October 31, 1998         $163,000          824,000           7,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                 DISTRIBUTION FEES          COMMISSIONS AND
                                                                      AND CDSC           DISTRIBUTION FEES PAID
                                                                  RECEIVED BY KDI           BY KDI TO FIRMS
                                                                 -----------------       ----------------------
                             Year ended October 31, 1998             $1,267,000                1,364,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                        ASF PAID BY KDI
                                                              ASF PAID BY THE    -----------------------------
                                                                FUND TO KDI      TO ALL FIRMS    TO AFFILIATES
                                                              ---------------    ------------    -------------
                             Year ended October 31, 1998        $2,079,000        2,114,000          5,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,454,000 for the year ended October 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended October 31, 1998, the fund made no payments to its officers and incurred trustees' fees of $35,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,711,602

                             Proceeds from sales                       1,803,966

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                                  YEAR ENDED OCTOBER 31,
                                                                             1998                          1997
                                                                   -------------------------      ----------------------
                                                                    SHARES         AMOUNT         SHARES        AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                      96,699      $ 1,142,790       17,481      $ 236,561
                                       ---------------------------------------------------------------------------------
                                        Class B                       5,628           62,605        4,963         61,311
                                       ---------------------------------------------------------------------------------
                                        Class C                      17,085          191,902          668          8,433
                                       ---------------------------------------------------------------------------------
                                        Class I                         960           11,469        1,319         16,563
                                        ---------------------------------------------------------------------------------
                                        ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                      13,549          140,294       10,359        125,757
                                       ---------------------------------------------------------------------------------
                                        Class B                       1,790           17,510          975         11,407
                                       ---------------------------------------------------------------------------------
                                        Class C                         156            1,528           57            675
                                       ---------------------------------------------------------------------------------
                                        Class I                         307            3,187          218          2,652
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                    (100,751)      (1,195,484)     (19,952)      (267,634)
                                       ---------------------------------------------------------------------------------
                                        Class B                      (3,520)         (39,015)      (2,774)       (34,589)
                                       ---------------------------------------------------------------------------------
                                        Class C                     (16,431)        (185,199)        (289)        (3,645)
                                       ---------------------------------------------------------------------------------
                                        Class I                      (1,149)         (13,623)      (1,371)       (17,505)
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                         712            8,375          219          2,856
                                       ---------------------------------------------------------------------------------
                                        Class B                        (755)          (8,375)        (228)        (2,856)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS               $   137,964                   $ 139,986
                                       ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                            -------------------------------------------------
                                                                 CLASS A
                                            -------------------------------------------------
                                                         YEAR ENDED OCTOBER 31,
                                            -------------------------------------------------
                                             1998     1997    1996    1995       1994
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of year          $13.13    13.16   14.63   11.50      10.68
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                         (.04)    (.06)   (.08)   (.03)        --
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain             .82     2.14     .74    4.66       1.49
---------------------------------------------------------------------------------------------
Total from investment operations               .78     2.08     .66    4.63       1.49
---------------------------------------------------------------------------------------------
Less distribution from net realized gain      2.14     2.11    2.13    1.50        .67
---------------------------------------------------------------------------------------------
Net asset value, end of year                $11.77    13.13   13.16   14.63      11.50
---------------------------------------------------------------------------------------------
TOTAL RETURN                                  8.21%   17.11    7.83   47.30      14.95
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------
Expenses                                       .92%     .89     .89     .88        .89
---------------------------------------------------------------------------------------------
Net investment income (loss)                  (.37)%   (.42)   (.62)   (.23)       .05
---------------------------------------------------------------------------------------------

                                            -------------------------------------------------
                                                                 CLASS B
                                            -------------------------------------------------
                                                YEAR ENDED OCTOBER 31,         MAY 31 TO
                                            -------------------------------   OCTOBER 31,
                                             1998     1997    1996    1995       1994
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period        $12.54    12.77   14.39   11.45       9.99
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                         (.14)    (.18)   (.19)   (.15)      (.05)
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain             .77     2.06     .70    4.59       1.51
---------------------------------------------------------------------------------------------
Total from investment operations               .63     1.88     .51    4.44       1.46
---------------------------------------------------------------------------------------------
Less distribution from net realized gain      2.14     2.11    2.13    1.50         --
---------------------------------------------------------------------------------------------
Net asset value, end of period              $11.03    12.54   12.77   14.39      11.45
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 7.24%   15.91    6.76   45.65      14.61
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                      1.85%    1.85    1.87    1.82       1.99
---------------------------------------------------------------------------------------------
Net investment loss                          (1.30)%  (1.38)  (1.60)  (1.17)     (1.08)
---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ------------------------------------------------
                                                                  CLASS C
                                              ------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,        MAY 31 TO
                                              ------------------------------   OCTOBER 31,
                                               1998    1997    1996    1995       1994
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of period          $12.64   12.85   14.45   11.45       9.99
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.14)   (.17)   (.18)   (.15)      (.05)
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain               .81    2.07     .71    4.65       1.51
----------------------------------------------------------------------------------------------
Total from investment operations                 .67    1.90     .53    4.50       1.46
----------------------------------------------------------------------------------------------
Less distribution from net realized gain        2.14    2.11    2.13    1.50         --
----------------------------------------------------------------------------------------------
Net asset value, end of period                $11.17   12.64   12.85   14.45      11.45
----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   7.57%  15.98    6.88   46.23      14.61
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------
Expenses                                        1.81%   1.82    1.82    1.76       1.83
----------------------------------------------------------------------------------------------
Net investment loss                            (1.26)% (1.35)  (1.55)  (1.11)      (.92)
----------------------------------------------------------------------------------------------

                                              ----------------------------------------
                                                              CLASS I
                                              ----------------------------------------
                                              YEAR ENDED OCTOBER 31,    JULY 3 TO
                                              ----------------------   OCTOBER 31,
                                               1998    1997    1996       1995
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period          $13.19   13.20   14.64      12.72
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.02)   (.04)   (.07)      (.02)
--------------------------------------------------------------------------------------
  Net realized and unrealized gain               .83    2.14     .76       1.94
--------------------------------------------------------------------------------------
Total from investment operations                 .81    2.10     .69       1.92
--------------------------------------------------------------------------------------
Less distribution from net realized gain        2.14    2.11    2.13         --
--------------------------------------------------------------------------------------
Net asset value, end of period                $11.86   13.19   13.20      14.64
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   8.44%  17.23    8.06      15.09
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                         .67%    .74     .76        .65
--------------------------------------------------------------------------------------
Net investment loss                             (.12)%  (.27)   (.49)      (.33)
--------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                              ------------------------------------------------------------
                                                 1998        1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)      $1,247,991   1,209,723   1,062,813   1,017,955   713,654
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              146%        192         121         105        81
----------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for 1995 through 1998 were determined based on average shares outstanding.

FINANCIAL HIGHLIGHTS

TAX INFORMATION

The fund paid a distribution of $2.05 per share from net long-term capital gains during the year ended October 31, 1998, of which 32% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $114,116,000 as capital gain dividends for the year ended October 31, 1998, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

NOTES

NOTES

TRUSTEES AND OFFICERS


TRUSTEES                          OFFICERS
DANIEL PIERCE                     MARK S. CASADY                    KATHRYN L. QUIRK
Chairman and Trustee              President                         Vice President

DAVID W. BELIN                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
LEWIS A. BURNHAM                                                    MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           TRACY MCCORMICK CHESTER           Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                                   ELIZABETH C. WERTH
Trustee                           THOMAS W. LITTAUER                Assistant Secretary
                                  Vice President
DONALD R. JONES                                                     BRENDA LYONS
Trustee                           ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           STEVEN H. REYNOLDS
                                  Vice President
WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee



-------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
-------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
-------------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
-------------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
-------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)



Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KTEC - 2 (12/98) 1061630